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Scudder Global Bond Fund

Classes A, B and C

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Global Bond Fund	Nasdaq Symbol	CUSIP Number
Class A	SZGAX	378947-774
Class B	SZGBX	378947-766
Class C	SZGCX	378947-758

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	7.24%	5.25%	4.57%	3.82%
Class B(a)	6.38%	4.40%	3.73%	2.99%
Class C(a)	6.41%	4.43%	3.76%	3.01%
Salomon Smith Barney World Government Bond Index++	9.15%	4.10%	4.37%	6.00%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/02	$ 9.58	$ 9.58	$ 9.58
10/31/01	$ 9.29	$ 9.29	$ 9.29
Distribution Information: Twelve Months: Distributions	$ .36	$ .29	$ .29
October Distributions	$ .0300	$ .0234	$ .0236
SEC 30-day Yield+	2.36%	1.64%	1.67%
Current Annualized Distribution Rate+	3.76%	2.93%	2.96%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Global Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	25	of	89	28

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Global Bond Fund - Class A [] Salomon Smith Barney World Government Bond Index++

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,242	$11,134	$11,941	$13,888
	Average annual total return	2.42%	3.65%	3.61%	3.34%
Class B(c)	Growth of $10,000	$10,338	$11,180	$11,916	$13,422
	Average annual total return	3.38%	3.79%	3.57%	2.99%
Class C(c)	Growth of $10,000	$10,641	$11,390	$12,027	$13,457
	Average annual total return	6.41%	4.43%	3.76%	3.01%
Salomon Smith Barney World Government Bond Index++	Growth of $10,000	$10,915	$11,282	$12,385	$17,902
	Average annual total return	9.15%	4.10%	4.37%	6.00%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-, 5- and 10- year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The unmanaged Salomon Smith Barney World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Global Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Global Bond Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Brett Diment

Managing Director of Deutsche Asset Management.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Over 12 years of investment industry experience.

• Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

• BSc, London School of Economics.

Edwin Gutierrez

Vice President of Deutsche Asset Management.

• Member of Emerging Debt team: London.

• Joined Deutsche Asset Management in 2000 after 5 years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

• MsC, Georgetown University.

• Joined the fund in 2002.

Timothy C. Vile

Managing Director of Deutsche Asset Management.

• Joined Deutsche Asset Management in 1991 with 6 years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

• Joined the fund in 2002.

In the following interview, the portfolio management team discusses Scudder Global Bond Fund's strategy and the market environment for the 12-month period ended October 31, 2002.

Q: Please describe the economic environment for the period.

A: Weakening growth hastened the decline in global bond yields over the past 12 months. The budding recovery in the United States never really gained traction. Also, any good economic news was overshadowed by headlines of accounting scandals and corporate fraud. This created a crisis of confidence in US capital markets, leading people to seek investments with less risk. The euro-bloc was similarly characterized by slow growth and weak credit markets, particularly in telecommunications. Japan has remained in the economic doldrums for several years now. It has had no growth and has little expectation of improvement anytime soon. This combination of soft global recovery and risk aversion led investors to seek haven in government bonds. As a result, yields fell - and prices rose - in both the United States and the euro-bloc.

Q: How did the fund perform over the 12 months ended October 31, 2002?

A: The total return for Scudder Global Bond Fund was 7.54 percent (Class S shares) over the past 12 months. This compares with a 9.15 percent return for its benchmark, the Salomon Smith Barney World Government Bond Index, which is an unmanaged, unhedged index of worldwide fixed-rate government bonds with remaining maturities greater than one year. Although the fund underperformed its benchmark during this period, Morningstar® continues to recognize it for its strong long-term investment performance.1 As of October 31, 2002, Scudder Global Bond Fund Class S shares received an overall four-star rating out of 117 International Bond funds. The total return for Scudder Global Bond Fund was 7.24 percent (Class A shares unadjusted for sales charges) over the past 12 months. This compares with a 9.15 percent return for its benchmark, the Salomon Smith Barney World Government Bond Index, which is an unmanaged, unhedged index of worldwide fixed-rate government bonds with remaining maturities greater than one year.

Q: What detracted from the fund's performance over the past 12 months?

A: Country allocations hurt performance early on in the reporting period. We had sold Japanese holdings in favor of Germany and the United States because the yen was weak. Germany was attractive because of its stock market performance and high inflation-adjusted yields. The United States was favored because of the strong dollar and relatively low short-term interest rates. The outlook for the United States began to improve in November, as economic news was positive and the impact of the terror attacks proved limited. This led to expectations of a slight increase in inflation, causing US yields to rise, with a corresponding decline in bond prices, toward the end of the reporting period. German bond prices declined in tandem, while Japanese bonds remained stable.

The fund's exposure to Brazil detracted from performance slightly as election concerns caused Brazilian debt to sell off sharply. While we anticipated some decline in bond prices leading up to the election, we did not expect the degree of market unease. We also did not expect the nongovernment candidate, Luiz Inácio Lula da Silva, to have the success he enjoyed. As the eventual outcome of the election became clearer, and as prices on the bond market fell more than we felt warranted, we sold our Brazilian holdings. Fortunately, the fund had broadly diversified exposure to emerging markets and held less than 2 percent exposure to Brazil. This reduced the impact of Brazilian weakness on the fund.

In currencies, the fund remained cautious in its exposure to the Japanese yen. Japan's weak economy and unhealthy banking sector made the yen unattractive. For much of the reporting period, the fund's positioning protected it from a falling, or weakening, yen. More recently, as reform efforts in Japan stalled, the yen rallied. Because our exposure was conservative, the fund largely missed that gain in the yen relative to the US dollar. While our outlook for the euro was mixed, our position on the currency was more beneficial. The euro-bloc showed signs of recovery, and interest rate differences favored the euro against the dollar. Meanwhile, weakness in the US markets seemed to indicate possible flows out of dollar-denominated assets. Thus, the fund's continued exposure to the euro contributed to performance, as the euro rallied from 86 cents to the dollar in January to parity in July.

Q: Since the last report, there have been some changes in the personnel managing the fund, as well as some differences in how the fund is managed. Could you discuss these changes and what you are doing to address recent underperformance?

A: You can find more information on the portfolio managers on page 8. The fund's investment strategy is based on fundamental research. We believe active management can add greatest value by taking advantage of inefficiencies and constant changes in the markets in which the fund invests. Our fixed-income team also includes specialists in emerging-market and high-yield debt, economics, credit quality, currencies as well as emerging-market and US stock analysts. We also have access to the resources of our parent company, Deutsche Bank. With increased on-the-ground research capabilities in each market in which we invest, we now believe we are better able to assess currency risk, country risk and much more.

Our market forecasts are based on a close monitoring of flows of money, as well as any changes in supply and demand. In addition, we use fundamental analysis to focus on such key economic and political factors as external debt, fiscal deficit, structural reforms and political stability. On top of this, we have a "scenario analysis" in which we assign risk to each credit. We use forward-looking risk scenarios because we have found that historic volatility and returns among different markets are frequently bad predictors of future risk characteristics. Based on this analysis, the largest positions in the portfolio are now made up of credits with high expected return and low downside risk. Credits with high expected return and a high downside risk have only modest positions in the portfolio.

Q: Aside from Brazil, what impact have emerging-markets bonds had on the fund?

A: Emerging markets had particularly strong performance in late 2001 and the first quarter of 2002. The fund participated in these gains as its exposure to that sector remained at about 10 percent of net assets. The fund's holdings in Mexico, Jamaica, Russia and Bulgaria all performed well. These holdings provided positive returns and attractive income for the fund. Strong oil prices, low global interest rates and good economic fundamentals in a number of countries benefited the sector. More recently, as concerns about Brazil increased, we increased holdings in higher-quality emerging markets such as Mexico and Bulgaria. This helped the fund reduce risk while keeping its exposure to the emerging markets sector which offers attractive yields.

Q: What impact has the fund's US exposure had on performance?

A: For most of the reporting period, falling US yields relative to other countries in the benchmark helped the United States to go from an average yield in October of 2001 to the third-lowest yield (after Japan and Switzerland) in October of 2002. So, at least until interest rates started to increase, the tilt toward the United States helped the fund, as the United States was the best-performing country in the index.

Also, the fund's US exposure was in very high-quality bonds or government debt, throughout the period. As a result, the fund did not suffer from the weakness that hit the corporate-bond market. This weakness increased after a large number of issuers experienced negative returns due to revelations of fraud, and investors' avoidance of risk.

Q: What is your outlook for the next few months?

A: The US economy seems to have two scenarios: either an ongoing, modest recovery or the famed double-dip recession. However, investors may already have factored in a double-dip scenario and could push up yields if there is a recovery. Still, it is hard to see yields going up much more, even if stocks recover. Inflation has been low and shows no sign of rising. Short-term US interest rates also remain low, although this could change over Iraq and oil market concerns.

Europe has the fastest-falling stock markets, worst-performing economy and smallest fall in yields. The European Central Bank (ECB) is reluctant to cut interest rates aggressively, in spite of a weak economy. Without help from the ECB, Europe's bond market could become less attractive in the face of higher US yields.

Currently, the differences in interest rates, or "spreads," between US Treasuries and lower-rated debt are wide. Over the past few months, investors have shifted to government bonds. This shift has resulted in lower yields and higher prices for these securities. Looking ahead, there are grounds for optimism. The credit markets have not suffered alongside the stock markets, as happened at the end of July. Companies are visibly improving their balance sheets, using cash flow and issuing stock to reduce debt, all of which benefits higher-grade debt.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Geographical Exposure	10/31/02	10/31/01

US	44%	29%
Germany	20%	15%
France	5%	7%
Austria	4%	9%
Spain	4%	-
Russia	3%	1%
Cayman Islands	3%	4%
Italy	3%	8%
Canada	3%	1%
Other	11%	26%
	100%	100%

Interest Rate Exposure	10/31/02	10/31/01

US	24%	26%
Euro	52%	43%
Japan	18%	16%
Other Europe	5%	14%
Other Dollar Bloc	1%	1%
	100%	100%

Currency Exposure(a)	10/31/02	10/31/01

US	57%	75%
Euro	28%	12%
Japan	7%	6%
Other Europe	7%	6%
Other Dollar Bloc	1%	1%
	100%	100%

a Currency exposure after taking into account the effects of foreign currency options, futures and forward contracts.

Geographical, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Principal Amount	Value ($)

Foreign Denominated Debt Obligations 60.4%
Euro 47.1%
AIG SunAmerica Institutional Fund, Series II, 5.0%, 2/21/2006	5,700,000	5,838,169
Bundesobligation, Series 138, 4.5%, 8/18/2006	4,180,000	4,266,433
Bundesrepublic Deutschland, 5.0%, 1/4/2012	10,080,000	10,344,299
Buoni Poliennali Del Tes:
5.0%, 5/1/2008	1,800,000	1,863,586
5.0%, 2/1/2012	3,850,000	3,908,653
Depfa Pfandbrief Bank, 4.75%, 7/15/2008	6,450,000	6,542,198
Deutschland Republic, Series 99, 4.0%, 7/4/2009	3,400,000	3,330,994
Federal Home Loan Mortgage Corp., 4.625%, 2/15/2007	5,795,000	5,882,137
Federal Republic of Germany, 6.25%, 1/4/2024	8,700,000	9,849,427
Government of France:
4.5%, 7/12/2003	5,500,000	5,495,063
5.5%, 4/25/2010	7,250,000	7,693,385
5.75%, 10/25/2032	770,000	830,427
Government of Netherlands, 7.75%, 3/1/2005	4,620,000	5,018,225
Hellenic Republic, 6.5%, 10/22/2019	3,600,000	4,022,181
Irish Government Treasury, 4.6%, 4/18/2016	2,000,000	1,916,060
Kingdom of Spain, 8.0%, 5/30/2004	6,900,000	7,336,321
Republic of Argentina, 8.0%, 2/26/2008*	2,000,000	336,498
Romania, 10.625%, 6/27/2008	2,100,000	2,388,048
		86,862,104
Japanese Yen 13.3%
KFW International Finance, 1.75%, 3/23/2010	850,000,000	7,574,026
Pfandbriefstelle Ost Land Hypo, 1.6%, 2/15/2011	870,000,000	7,565,341
Province of Ontario, 1.875%, 1/25/2010	565,000,000	5,031,964
Toyota Motor Credit Corp, 0.75%, 6/9/2008	515,000,000	4,260,468
		24,431,799
Total Foreign Denominated Debt Obligations (Cost $105,655,011)		111,293,903

US Dollar Denominated Debt Obligations 31.0%
AIG SunAmerica Institutional Fund, Series II, 5.75%, 2/16/2009	2,000,000	2,136,604
Dominican Republic, 9.5%, 9/27/2006	1,300,000	1,397,991
Federal National Mortgage Association:
5.125%, 2/13/2004	2,593,000	2,709,771
5.5%, 3/15/2011	2,770,000	2,995,376
7.125%, 1/15/2030	1,000,000	1,195,692
Government National Mortgage Association, 7.0% with various maturities until 2/15/2029	1,645,808	1,730,120
Midland Bank PLC, 7.625%, 6/15/2006	1,500,000	1,708,712
Republic of Argentina, 12.125%, 2/25/2019*	720,000	140,400
Republic of Bulgaria:
Series IAB, Interest Arrears, Floating Rate Bond, LIBOR plus ..8125%, 2.6875%, 7/28/2011	397,700	361,907
Series A, Collateralized Floating Rate Interest Reduction Bond, LIBOR plus .8125%, 2.6875%, 7/28/2012	414,286	385,804
8.25%, 1/15/2015	1,725,000	1,839,282
Republic of Colombia, 9.75%, 4/23/2009	390,000	352,950
Russian Federation, Step-up Coupon, 5.0%, 03/31/2030	3,000,000	2,291,250
Russian Ministry of Finance:
3.0%, 5/14/2006	2,500,000	2,168,750
Series V, 3.0%, 5/14/2008	2,300,000	1,725,000
United Mexican States:
Series A, Value Recovery Rights	846,000	2,707
9.875%, 2/1/2010	1,045,000	1,218,993
11.5%, 5/15/2026	705,000	911,213
US Treasury Bond:
6.0%, 8/15/2009	1,200,000	1,386,984
6.125%, 11/15/2027	2,980,000	3,388,352
8.5%, 2/15/2020	6,555,000	9,274,302
US Treasury Note:
6.125%, 8/15/2007	6,250,000	7,187,075
7.875%, 11/15/2004	9,490,000	10,654,575
Total US Dollar Denominated Debt Obligations (Cost $53,742,492)		57,163,810

	Shares	Value ($)

Cash Equivalents 6.8%
Scudder Cash Management QP Trust, 1.87% (b) (Cost $12,543,440)	12,543,440	12,543,440

	% of Net Assets	Value ($)

Total Portfolio (Cost $171,940,943) (a)	98.2	181,001,153
Other Assets and Liabilities, Net	1.8	3,225,943
Net Assets	100.0	184,227,096

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $172,837,660. At October 31, 2002, net unrealized appreciation for all securities based on tax cost was $8,163,493. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,481,076 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,317,583.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $171,940,943)	$ 181,001,153
Foreign currency, at value (cost $141,152)	141,924
Receivable for investments sold	1,755,004
Interest receivable	3,568,432
Receivable for Fund shares sold	209,143
Unrealized appreciation on forward currency exchange contracts	471,679
Total assets	187,147,335
Liabilities
Due to custodian bank	100
Payable for investments purchased	1,737,540
Payable for Fund shares redeemed	209,571
Unrealized depreciation on forward currency exchange contracts	780,060
Accrued management fee	115,234
Other accrued expenses and payables	77,734
Total liabilities	2,920,239
Net assets, at value	$ 184,227,096
Net Assets
Net assets consist of: Undistributed net investment income	308,380
Net unrealized appreciation (depreciation) on: Investments	9,060,210
Foreign currency related transactions	(250,067)
Accumulated net realized gain (loss)	(15,657,086)
Paid-in capital	190,765,659
Net assets, at value	$ 184,227,096

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($3,260,456 / 340,840 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.57
Class S Net Asset Value, offering and redemption price per share ($136,590,610 / 14,266,041 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 9.57
Class A Net Asset Value and redemption price per share ($37,104,437 / 3,873,632 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.58
Maximum offering price per share (100 / 95.5 of $9.58)	$ 10.03
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,934,703 / 619,384 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.58
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,336,890 / 139,530 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Interest	$ 8,362,519
Expenses: Management fee	1,311,447
Administrative fee	597,901
Distribution service fees	137,061
Directors' fees and expenses	7,559
Other	7,788
Total expenses	2,061,756
Net investment income	6,300,763
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	895,204
Futures	(144,376)
Foreign currency related transactions	(5,236,493)
(4,485,665)
Net unrealized appreciation (depreciation) during the period on: Investments	11,365,658
Futures	(508,505)
Foreign currency related transactions	(227,231)
10,629,922
Net gain (loss) on investment transactions	6,144,257
Net increase (decrease) in net assets resulting from operations	$ 12,445,020

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income	$ 6,300,763	$ 7,026,729
Net realized gain (loss) on investment transactions	(4,485,665)	(235,005)
Net unrealized appreciation (depreciation) on investment transactions during the period	10,629,922	8,685,905
Net increase (decrease) in net assets resulting from operations	12,445,020	15,477,629
Distributions to shareholders from: Net investment income: Class AARP	(11,497)	(9,924)
Class S	(1,098,226)	(4,533,164)
Class A	(273,450)	(467,651)
Class B	(25,224)	(43,698)
Class C	(7,434)	(14,163)
Tax return of capital: Class AARP	(46,617)	(4,079)
Class S	(4,453,197)	(1,863,286)
Class A	(1,108,811)	(192,221)
Class B	(102,280)	(17,962)
Class C	(30,142)	(5,825)
Fund share transactions: Proceeds from shares sold	30,288,135	33,724,769
Reinvestment of distributions	5,690,443	6,089,200
Cost of shares redeemed	(37,328,461)	(53,318,678)
Net assets acquired in tax-free reorganization	-	42,098,652
Net increase (decrease) in net assets from Fund share transactions	(1,349,883)	28,593,943
Increase (decrease) in net assets	3,938,259	36,919,599
Net assets at beginning of period	180,288,837	143,369,238
Net assets at end of period (including undistributed and (accumulated distributions in excess of) net investment income of $308,380 and ($207,055), respectively)	$ 184,227,096	$ 180,288,837

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002[d]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.29	$ 9.02
Income from investment operations: Net investment income[b]	.32	.14
Net realized and unrealized gain (loss) on investment transactions	.33	.29
Total from investment operations	.65	.43
Less distributions from: Net investment income	(.07)	(.11)
Tax return of capital	(.29)	(.05)
Total distributions	(.36)	(.16)
Net asset value, end of period	$ 9.58	$ 9.29
Total Return (%)[c]	7.24	4.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	36
Ratio of expenses (%)	1.36	1.40*
Ratio of net investment income (%)	3.42	4.23*
Portfolio turnover rate (%)	114	61
[a] For the period from June 18, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.10% to 3.42%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2002[d]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.29	$ 9.02
Income from investment operations: Net investment income[b]	.24	.12
Net realized and unrealized gain (loss) on investment transactions	.34	.28
Total from investment operations	.58	.40
Less distributions from: Net investment income	(.06)	(.09)
Tax return of capital	(.23)	(.04)
Total distributions	(.29)	(.13)
Net asset value, end of period	$ 9.58	$ 9.29
Total Return (%)[c]	6.38	4.51**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4
Ratio of expenses (%)	2.17	2.20*
Ratio of net investment income (%)	2.61	3.43*
Portfolio turnover rate (%)	114	61
[a] For the period from June 18, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.29% to 2.61%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2002[d]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.29	$ 9.02
Income from investment operations: Net investment income[b]	.25	.12
Net realized and unrealized gain (loss) on investment transactions	.33	.28
Total from investment operations	.58	.40
Less distributions from: Net investment income	(.06)	(.09)
Tax return of capital	(.23)	(.04)
Total distributions	(.29)	(.13)
Net asset value, end of period	$ 9.58	$ 9.29
Total Return (%)[c]	6.41	4.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses (%)	2.15	2.18*
Ratio of net investment income (%)	2.63	3.45*
Portfolio turnover rate (%)	114	61
[a] For the period from June 18, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.31% to 2.63%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $14,760,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003 ($5,009,000), October 31, 2004 ($736,000), October 31, 2005 ($493,000), October 31, 2006 ($4,858,000), October 31, 2007 ($2,575,000) and October 31, 2008 ($1,089,000), the respective expiration dates, whichever occurs first, a portion of which is subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (14,760,000)
Unrealized appreciation (depreciation) on investments	$ 8,163,493

In addition, during the year ended October 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 1,415,831
Return of capital distributions	$ 5,741,047

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $188,692,178 and $205,742,641, respectively. Purchases and sales of US Treasury securities aggregated $48,579,305 and $28,579,310, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or "the Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets, and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.400%, 0.450% and 0.425% of average daily net assets of Class AARP, S, A, B and C, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class AARP	$ 5,055	$ 973
Class S	498,254	45,477
Class A	141,379	12,698
Class B	18,447	2,216
Class C	5,102	474
	$ 668,237	$ 61,838

In addition, the Administrative Fee on the Statement of Operations includes ($70,336) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 30,744	$ 3,687
Class C	9,003	835
	$ 39,747	$ 4,522

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 84,071	$ 8,995	0.24%
Class B	10,243	1,446	0.25%
Class C	3,000	349	0.25%
	$ 97,314	$ 10,790

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002, aggregated $3,560.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares was $12,449 and $2,764, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002, totaled $41,272 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Foreign Currency Exchange Contracts

As of October 31, 2002, the Fund had entered into the following forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
USD	13,892,190	GBP	8,950,000	11/27/2002	$ 90,216
USD	3,268,241	JPY	400,000,000	11/27/2002	(1,196)
JPY	1,788,162,266	USD	14,969,965	11/5/2002	379,789
EUR	20,980,430	USD	20,225,135	11/12/2002	(531,813)
EUR	11,130,000	USD	10,812,795	11/27/2002	(191,300)
EUR	1,270,000	USD	1,245,133	11/27/2002	(10,500)
EUR	1,580,000	USD	1,559,460	11/27/2002	(2,667)
GBP	450,000	USD	704,700	11/27/2002	1,674
GBP	8,500,000	USD	13,236,795	11/27/2002	(42,584)
					$ (308,381)

Currency Abbreviation
EUR	Euro	JPY	Japanese Yen
USD	US Dollar

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Acquisition of Assets

On June 15, 2001, the Fund acquired all the net assets of Kemper Global Income Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 4,060,907 Class A shares, 479,430 Class B shares and 127,084 Class C shares of the Fund, respectively, for 4,725,152 Class A shares, 556,057 Class B shares and 146,999 Class C shares of Kemper Global Income Fund, respectively, outstanding on June 15, 2001. Kemper Global Income Fund's net assets at that date ($42,098,652), including $1,650,092 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $137,776,289. The combined net assets of the Fund immediately following the acquisition were $179,874,941.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	344,184	$ 3,246,046	81,010	$ 738,021
Class S	1,580,244	14,782,787	3,397,673	30,903,433
Class A	877,016	8,231,003	155,900*	1,423,733*
Class B	380,226	3,595,501	39,141*	357,257*
Class C	45,940	432,798	33,719*	302,325*
		$ 30,288,135		$ 33,724,769
Shares issued in tax-free reorganization
Class A	-	$ -	4,060,907	36,628,117
Class B	-	-	479,430	4,324,234
Class C	-	-	127,084	1,146,301
		$ -		$ 42,098,652
Shares issued to shareholders in reinvestment of distributions
Class AARP	5,626	$ 52,463	1,288	$ 11,702
Class S	486,318	4,482,343	610,652	5,536,938
Class A	110,025	1,014,916	52,067*	473,530*
Class B	11,256	104,173	5,302*	48,264*
Class C	3,960	36,548	2,062*	18,766*
		$ 5,690,443		$ 6,089,200
Shares redeemed
Class AARP	(80,390)	$ (756,036)	(10,991)	$ (99,883)
Class S	(2,633,552)	(24,418,787)	(5,413,517)	(49,190,488)
Class A	(1,035,709)	(9,613,265)	(346,574)*	(3,159,997)*
Class B	(212,116)	(1,971,337)	(83,855)*	(764,720)*
Class C	(61,806)	(569,036)	(11,429)*	(103,590)*
		$ (37,328,461)		$ (53,318,678)
Net increase (decrease)
Class AARP	269,420	$ 2,542,473	71,307	$ 649,840
Class S	(566,990)	(5,153,657)	(1,405,192)	(12,750,117)
Class A	(48,668)	(367,346)	3,922,300*	35,365,383*
Class B	179,366	1,728,337	440,018*	3,965,035*
Class C	(11,906)	(99,690)	151,436*	1,363,802*
		$ (1,349,883)		$ 28,593,943

* For the period June 18, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

H. Change In Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $641,463 reduction in cost of securities and a corresponding $641,463 increase in net unrealized appreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002, was to decrease net investment income by $1,190,405, increase unrealized appreciation by $255,254, and increase net realized gains (losses) by $935,151. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Global Bond Fund (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 17, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Director, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990), Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Director, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Director, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Director, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997), Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000). Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000), President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Director and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Brett Diment (32) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999), Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
William E. Holzer (53) Vice President, 1989-present	Managing Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Gerald J. Moran (63) Vice President, 1991-present	Managing Director of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Director of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 7, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Notes